United States

Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

Hamilton Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transactions applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

October 18, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Hamilton Bancorp, Inc. The meeting will be held at the executive and administrative office of Hamilton Bank, located at 501 Fairmount Avenue, Suite 200, Towson, Maryland, at 2:00 p.m., local time, on Monday, November 18, 2013.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company, as well as a representative of Rowles & Company, LLC, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Robert A. DeAlmeida
President and Chief Executive Officer

Hamilton Bancorp, Inc.

501 Fairmount Avenue, Suite 200

Towson, Maryland 21286

(410) 823-4510

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	2:00 p.m. on Monday, November 18, 2013

PLACE	The executive and administrative office of Hamilton Bank, located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286

ITEMS OF BUSINESS

(1)    To elect two directors to serve for a term of three years.

(2)    To approve the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan.

(3)    To ratify the selection of Rowles & Company, LLC as our independent registered public accounting firm for fiscal year 2014.

(4)    To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on October 11, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors Robin L. Thiess
Corporate Secretary October 18, 2013

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on November 18, 2013: The Proxy Statement, Notice and 2013 Annual Report are Available at: http://www.cfpproxy.com/7673.

Hamilton Bancorp, Inc.

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hamilton Bancorp, Inc. (the “Company” or “Hamilton Bancorp”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Hamilton Bank (the “Bank”). The annual meeting will be held at the Bank’s executive and administrative office located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286 on Monday, November 18, 2013 at 2:00 p.m. local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about October 18, 2013.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on October 11, 2013. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker or other holder of record that accompanies this proxy statement. If you have any questions about voting, please contact our proxy solicitor, AST Phoenix Advisors, at 866-342-2171.

As of the close of business on October 11, 2013, there were 3,703,000 shares of Company common stock outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that record owners of Company common stock beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding common stock (a “10% beneficial owner”), shall not be entitled to vote, in the aggregate, shares beneficially owned by the 10% beneficial owner in excess of 10% of the Company’s outstanding common stock, unless a majority of unaffiliated directors (as defined in the articles of incorporation) grant such entitlement by resolution in advance of the acquisition of the excess shares.

Attending the Meeting

If you were a stockholder as of the close of business on October 11, 2013, you may attend the meeting. However, if your shares of Company common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent account statement or letter from your broker or other holder of record are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from your broker or other holder of record.

Quorum and Vote Required for Proposals

Quorum. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years and until their successors are elected and qualified. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the approval of the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan (the “Equity Incentive Plan”), a stockholder may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the special meeting is required for the approval of this matter.

In voting on the ratification of the appointment of Rowles & Company, LLC as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Rowles & Company, LLC as our independent registered public accounting firm for fiscal 2014, the affirmative vote of a majority of the votes cast on the proposal is required.

Broker Non-Votes. If you do not provide your broker or other record holder with voting instructions on certain non-routine matters, your broker will not have discretion to vote your shares on such matters. The election of directors and the approval of the Equity Incentive Plan are non-routine matters. In the case of routine matters (e.g., the ratification of the appointment of the Company’s independent registered public accounting firm), your broker or other holder of record is permitted to vote your shares in the record holder’s discretion if you have not provided voting instructions. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on such matters.

How Votes Are Counted. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have no effect on the outcome of the vote.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for approval of the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan; and

•	for ratification of the appointment of Rowles & Company, LLC as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned for less than 30 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Hamilton Bank ESOP or 401(k) Plan

If you participate in the Hamilton Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form for the plan that reflects all shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Hamilton Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Hamilton Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), a participant is entitled to vote the shares credited to his or her 401(k) Plan account. Shares for which no voting instructions are given or for which instructions were not timely received may be voted by the 401(k) Plan trustee in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and 401(k) Plan voting instructions is November 11, 2013.

Corporate Governance and Board Matters

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The

Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the “Investor Relations—Corporate Overview—Corporate Governance Documents” section of the Company’s website, www.hamilton-bank.com.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures for receiving, retaining and addressing complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Director Independence

Hamilton Bancorp has eight directors. The Board has determined that directors William E. Ballard, Carol L. Coughlin, James R. Farnum, Jr., William W. Furr and Bobbi Macdonald are “independent” as defined in the NASDAQ Stock Market Rules (the “Nasdaq rules”). Directors DeAlmeida and Hershner are not independent because they are executive officers of Hamilton Bancorp, and director Frome is not independent because he is the brother-in-law of director and executive officer Hershner. In determining the independence of the directors listed above, the board of directors reviewed accounts that directors and their affiliates had with the Bank, none of which are required to be reported in this proxy statement under the heading “Transactions With Related Persons.”

Meetings of the Board of Directors

The Company conducts business through meetings of its Board of Directors and through activities of its committees. During fiscal 2013, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and the board committees on which such director served.

Board Leadership Structure

At Hamilton Bancorp, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the full Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. We believe that this separation of roles enhances the Chairman’s leadership of the Board, which in turn oversees management, and enhances the Chief Executive Officer’s focus on managing Company operations. As required by the Nasdaq rules, the Audit, Nominating and Compensation Committees are comprised solely of directors who are independent as defined by the Nasdaq rules.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational,

financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of the Board of Directors

The following table identifies our standing Board committees and their members as of October 11, 2013. All members of each committee are independent as defined by Nasdaq rules. Each committee operates under a written charter available in the “Investor Relations—Corporate Overview—Corporate Governance Documents” section of the Company’s website, www.hamilton-bank.com.

	Governance and Nominating Committee		Compensation Committee		Audit Committee

William E. Ballard	X		X
Carol L. Coughlin	X		X		X	*
James R. Farnum, Jr.
William W. Furr			X	*	X
Bobbi R. Macdonald	X	*			X

Number of Meetings in Fiscal 2013:	4		9		7

*	Denotes Chairperson.

Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The board of directors of Hamilton Bancorp has designated director Carol L. Coughlin as an “audit committee financial expert,” as that term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement under the heading “Audit Committee Report.”

Compensation Committee. The Compensation Committee is responsible for recommending to the full Board the compensation of the Chief Executive Officer, other executive officers and directors, and administering the overall compensation policy of the Company. The Compensation Committee’s duties include:

•	establishing, reviewing, modifying and approving the executive compensation philosophy of the Company;

•	reviewing all compensation components for the Company’s Chief Executive Officer and other executive officers’ compensation including base salary, annual incentive, long-term incentives and perquisites;

•	determining, in consultation with the Nominating Committee, the compensation to be paid to directors of the Company and of affiliates of the Company for their service as directors;

•	administering and having discretionary authority over the Company’s incentive compensation plans and programs; and

•	reviewing, evaluating and recommending succession planning and development for executive officers.

The performance of the Chief Executive Officer and other executive officers is reviewed annually by the Compensation Committee. While strict numerical formulas are not used to evaluate overall performance, the Compensation Committee considers the performance of the Company and the Bank based on common performance metrics such as earnings, return on equity, return on assets and asset quality, and each executive officer’s contribution to the Company’s successful operation. Decisions by the Compensation Committee with respect to the compensation of executive officers are reported to the full Board for ratification.

The executive officers of the Company are generally not engaged directly with the Compensation Committee in setting the amount or form of executive officer or director compensation. However, as part of the annual performance review of the Company and the executive officers, the Compensation Committee considers the Chief Executive Officer’s perspective on each executive officer’s individual performance (other than the evaluation of his performance) and the performance of the Company. In addition, the Compensation Committee may delegate to management certain of its duties and responsibilities, including with respect to the adoption, amendment, modification or termination of the Company’s tax-qualified retirement plans and health and welfare plans.

During the fiscal year ended March 31, 2013, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”), a nationally recognized compensation consulting firm, to assist in carrying out its duties. Pearl Meyer’s specific assignments included competitive reviews of our director and senior executive officer compensation levels and practices, and a more focused view of our incentive compensation strategies. In addition, the Compensation Committee continued to work with Broder & Associates (“Broder”) with respect to reviewing the Company’s broad-based employee compensation and benefit plans, Broder also provided the Compensation Committee with compensation survey data used for benchmarking our compensation. Both Pearl Meyer and Broder provide services only to the Compensation Committee and provides no other services to the Company. Moreover, the Compensation Committee has determined that both Pearl Meyer and Broder have not engaged in any work that would cause a conflict of interest in their role of determining or recommending the amount or form of the Company’s executive and director compensation.

Nominating Committee. The Company’s Nominating Committee assists the Board of Directors in identifying qualified individuals to serve as Board members. The Nominating Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders, including considering recommendations for nominees submitted by stockholders. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement under the heading “Nominating Committee Procedures.”

Corporate Governance Committee. The Company’s Corporate Governance Committee develops and recommends corporate governance guidelines to the Board for its approval, makes recommendations to the Board regarding the size and composition of the Board and develops and recommends to the Board criteria for the selection of individuals to be considered for election or re-election to the Board. The Corporate Governance Committee also reviews the Board’s committee structure and recommends to the Board for its approval directors to serve as members of each committee. In addition the Corporate Governance Committee reviews and approves all related person transactions in accordance with the Company’s Policy and Procedures for Approval of Related Person Transactions, and reviews and monitors director relationships with the Company and the Company’s independent accounting firm to ensure the Board’s compliance with the Nasdaq rules regarding director independence.

Director Attendance at the Annual Meeting

The Board of Directors encourages each director to attend annual meetings of stockholders. Hamilton Bancorp was formed in June 2012 and did not hold an annual meeting of stockholders in 2012.

Nominating Committee Procedures

General

It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 180 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Qualifications

The Corporate Governance Committee has recommended, and the Board of Directors has adopted, a set of criteria for the Nominating Committee to consider when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include an age restriction, a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating Committee will then evaluate the following criteria in selecting nominees:

•	financial, regulatory and business experience;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;

•	dedication to the Company and its stockholders; and

•	independence.

The Committee will also consider any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. We do not maintain a specific diversity policy, but diversity is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 20, 2014. However, if next year’s annual meeting is held on a date more than 30 calendar days from November 18, 2014, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals that are intended to be included in the proxy statement for the Company’s next annual meeting will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

In addition, the Company’s bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 80 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

Proposal 1 — Election of Directors

Hamilton Bancorp has seven directors, each of whom also serves as a director of Hamilton Bank. Directors serve in three classes with three-year staggered terms so that approximately one-third of the directors are elected at each annual meeting. Directors of Hamilton Bank are elected by Hamilton Bancorp as its sole stockholder. The following table states our directors’ names, their ages as of March 31, 2013, the years when they began serving as directors and when their current terms expire.

Name (1)	Position(s) Held With Hamilton Bank	Age	Director Since (2)	Current Term Expires
Russell K. Frome	Chairman of the Board	67	1975	2013
Robert A. DeAlmeida	President, Chief Executive Officer and Director	58	2005	2015
William E. Ballard	Director	65	2010	2014
Carol L. Coughlin	Director	54	2010	2014
James R. Farnum, Jr. (3)	Director	54	2013	2015
William W. Furr	Director	64	1977	2013
James F. Hershner	Executive Vice President and Director	60	2005	2014
Bobbi R. Macdonald	Director	47	2008	2015

(1)	The mailing address for each person listed is 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286.
(2)	Includes service as a director of Hamilton Bank prior to its conversion in fiscal 2013.
(3)	Mr. Farnum was appointed director on September 16, 2013.

Nominees for Election as Directors

The nominees for election as directors at the 2013 Annual Meeting are Russell K. Frome and William W. Furr, each of whom is a current director of the Company and the Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above unless other instructions are provided. If any nominee is unable to serve, the proxy committee will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

The Business Background of Nominees and Continuing Directors

The business experience for the past five years of each of our directors is set forth below. The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the board of directors to determine that the person should serve as a director. Unless otherwise indicated, directors have held their positions for the past five years.

Nominees

Russell K. Frome. Mr. Frome has served as Chairman of the Board of Hamilton Bank since 2008. Prior to his retirement in 2000, Mr. Frome served as Maintenance Engineer at Millennium Chemicals in Baltimore. Mr. Frome has 30 years of capital budget and management experience in the chemical industry. He also served as a U.S. Army Reserve Officer on Active Duty from 1969 to 1971. Mr. Frome received a Bachelor of Mechanical Engineering from the Georgia Institute of Technology, and has taken graduate courses in business at Georgia Southern and Loyola University Maryland. Mr. Frome’s management experience and knowledge of the local business community provides the board valuable insights regarding the budget process and management of the Bank, as well as business development in our market area. Mr. Frome is the brother-in-law of director Hershner.

William W. Furr. Since 2005, Mr. Furr has worked as a consultant in marketing, customer service and insurance regulatory compliance for insurance operations and small businesses. In 2004, the Maryland Insurance Commissioner appointed Mr. Furr as Deputy Receiver for Carroll County Mutual Insurance (“CCMI”) with the charge to rehabilitate and save CCMI, which was founded in 1869. In August 2005, CCMI demutualized and was purchased by an investor and now operates as Westminster American Insurance Company, providing insurance products to businesses throughout the Mid-Atlantic. Prior to his work with CCMI, Mr. Furr was a manager of the Baltimore regional office of AMICA Insurance for 28 years until his retirement in 2004. He also serves on the board of directors of Westminster American Insurance Company. He received a Bachelor of Arts degree from the University of Richmond and is a Chartered Property Casualty Underwriter. He has served on multiple Property/Casualty Insurance Industry Boards, including the District of Columbia Property Insurance Facility, and The Maryland Joint Insurance Association where he is still a consultant. He has also served on the Boards of a number of local non-profit organizations including the Joseph Richey Hospice and the All Saints Sisters of the Poor convent in Catonsville. Mr. Furr’s commitment to excellence, his experience as manager for an insurance company and knowledge of the local business community provides the board valuable insights regarding internal processes and also external customer service and marketing matters to support the development of business in our market area.

Directors Continuing in Office

The following directors have terms ending in 2014:

William E. Ballard. Mr. Ballard is a partner and project manager of EFI Group, LLC, which provides a wide range of engineering and manufacturing consulting services to address industry profitability challenges. Services include strategic planning and expansion project implementation. He is responsible for maintaining EFI Group’s Project Management and Lean Manufacturing standards, assigning the right resources to projects and ensuring EFI Group’s clients have an exceptional experience overall. Prior to joining EFI Group in 2001, Mr. Ballard led capital project evaluation, capital expansion and manufacturing improvement-planning activities for a major chemical company, and also held line positions in both manufacturing and maintenance. He is a Mechanical Engineering professional and earned his MBA in Finance from the University of Baltimore. Mr. Ballard is a member of the Region Manufacturing Institute, a group that promotes the growth of manufacturing throughout Maryland. Mr. Ballard’s management experience and knowledge of the local business community provides the board valuable insights regarding business development in our market area.

Carol L. Coughlin. Ms. Coughlin is the Chief Executive Officer of Bottom Line Growth Strategies, Inc., an executive financial advisory company she formed in 2006 to help organizations and entrepreneurs realize increased growth and profitability. In her role as a CFO advisor with Bottom Line Growth Strategies, Ms. Coughlin has experience with corporate turnarounds, development of financial infrastructure, negotiation of sales and mergers, development of financial and management reporting, annual planning, budget and strategy development processes. She has consulted on board and committee governance and developed a financial literacy training program for an insurance company with $1 billion in revenues. Prior to establishing Bottom Line Growth Strategies, Ms. Coughlin served as the chief financial officer of four fast growing, healthcare and insurance companies, including three turnarounds and the sale of three of the companies (two of the three were sold to publicly held companies; Ms. Coughlin led her team through the Sarbanes-Oxley process). During her time as chief financial officer, Ms. Coughlin worked with the insurance regulators and directed her team through financial audits. She served as officer of these companies and worked with their respective Boards and Audit Committees. She also serves on the board of directors of Junior Achievement and Network 2000, sits on a number of advisory boards and is active in community and civic organizations. She is a magna cum laude graduate from Loyola College in Baltimore with a Masters in Business Administration, and also holds a BS in Business/Accounting from Towson University. She is a Certified Public Accountant (active status, Maryland) and a Certified Exit Planning Advisor. Ms. Coughlin’s extensive financial and management experience, knowledge of the local business community and her community and civic involvement make her an invaluable addition to the Bank’s board of directors.

James F. Hershner. Mr. Hershner began his career at Hamilton Bank in June 1970. His involvement with the Bank has taken his career from a summer teller position to Executive Vice President and Director since 2005. Mr. Hershner held the position of Compliance Officer from 1990 to 2005. He is presently the Security Officer. As an Executive Officer, Mr. Hershner is involved with the underwriting and administration of residential and commercial lending. Currently he is a member of the Executive, Investment, Commercial and Residential Loan Committees. Mr. Hershner, a graduate of the Baltimore Polytechnic Institute, pursued his career with the Bank by completing numerous courses at Loyola College and the University of Baltimore. He was a student of the Institute of Financial Education from 1972 to 1979, where he graduated with a Degree of Distinction. Mr. Hershner is a past President of the Institute of Financial Education, Maryland Chapter #89, Inc. and a past President of the Maryland Chapter of Financial Managers Society and an active member of the Financial Managers Society. Mr. Hershner serves on the board of the Maryland Bank Services, Inc., a subsidiary of the Maryland Bankers Association. Growing up near the community of Hamilton, his 43 years of experience with Hamilton Bank, his extensive knowledge of the Bank’s operations and the local business and banking community, make him a valuable asset to the board of directors. Mr. Hershner is the brother-in-law of director Frome.

The following directors have terms ending in 2015:

Robert A. DeAlmeida. Mr. DeAlmeida has served as President and Chief Executive Officer of Hamilton Bank since 2005. Mr. DeAlmeida joined Hamilton Bank in 1990 as the Bank’s Chief Financial Officer, and was appointed Vice President and Treasurer that same year. Mr. DeAlmeida is vice chairman of the Maryland Bankers Association, and is on the board of directors of Healthy Neighborhoods, a program of the Baltimore Community Foundation which helps fund housing for first time home buyers in Baltimore City. He is also on a special committee to advise the president of the Maryland Chamber of Commerce, and is a past director of both Harbel Housing Services and Neighborhood Housing Services of Baltimore. Mr. DeAlmeida earned his bachelor’s degree in accounting from Loyola College of Maryland and his master’s degree in economics from the University of Baltimore. Mr. DeAlmeida’s 22 years of experience with Hamilton Bank and extensive knowledge of the local business and banking community make him a valuable asset to the board of directors.

Bobbi R. Macdonald. Mrs. Macdonald is the Executive Director and founder of The City Neighbors Foundation, Inc. The City Neighbors Foundation strives to achieve two goals. First, to provide an outstanding public education to the students who enter the three City Neighbors schools. Second, to serve as a model for urban public education that is progressive, child-centered, developmentally appropriate, arts integrated, and community engaged. The City Neighbors Foundation seeks to disseminate best practices and create forums that allow urban educators to redefine public education. Driven by a core personal vision of “nothing without joy,” Mrs. Macdonald has been a dynamic leader in the movement for transforming public education in Baltimore. Mrs. Macdonald oversees the management of $7 million of public funds and works on an annual basis to raise more funds to support the mission/work of the three City Neighbors schools. Recently, Mrs. Macdonald helped to facilitate a partnership with three schools of Northeast Baltimore and the Mainstreets Program and received community grants to build the Northeast Schools Alliance. Mrs. Macdonald is an advocate for grassroots organizing for building strong communities. She received her Bachelor’s Degree from the University of Illinois in Human Development and Family Ecology, and holds a Master’s Degree from the University of Maryland, College Park, in Curriculum and Instruction. Mrs. Macdonald is a board member of the Maryland Charter School Network, and founding member and past Chair of the Coalition for Baltimore Charter Schools. She is also an adjunct professor at the Johns Hopkins School of Education.

James R. Farnum, Jr. Mr. Farnum is the chief executive officer and owner of Alliance Advisory Group, LLC, a provider of strategic guidance in operational and financial management, since 2003. He is also the vice president and owner of S. W. Betz Company, Inc., a distributor of weighing, material handling, dock and warehouse equipment, since 2010. Mr. Farnum has extensive experience in the financial services industry. He served as chief operating officer and chief financial officer of Brooks Financial Group, Inc., a full-service financial advisory firm, from 1998 to 2003. Prior to that, he served as Vice President—Small Business & Professional Banking Group for Mercantile-Safe Deposit and Trust Company from 1995 to 1998, Regional Manager—Business Banking at Household Bank, F.S.B from 1990 to 1995, and Vice President—Community Banking Group at Equitable Bank, N.A. from 1982 to 1990. Mr. Farnum has an Executive Masters of Business Administration (Fellows Program) from the Sellinger School of Business, Loyola University, and a Bachelor of Science—Finance from the Robert H. Smith School of Business, University of Maryland. His current and past affiliations include: Adjunct Professor, Department of Finance, Sellinger School of Business, Loyola University; Adjunct Professor, Carey Business School, Johns Hopkins University; Board of Advisors, Finance Committee Chair, St. Frances Academy, Baltimore, Maryland; and Board of Directors, L. E. Goldsborough & Son, Inc., Baltimore, Maryland. Mr. Farnum’s extensive experience operating a business and in the financial services industry provides valuable insight to the Board of Directors.

Proposal 2 — Approval of the Hamilton Bancorp, Inc.

2013 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of the Company and the Bank with additional incentives to promote the growth and performance of the Company. Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of the Company.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan control.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance of up to 518,420 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum shares of Company common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 370,300 shares and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 148,120 shares. These amounts represent 10 percent (10%) and four percent (4%), respectively, of the shares of Company common stock that were issued in the Company’s initial public offering on October 10, 2012 in connection with the mutual-to-stock conversion of Hamilton Bank.

The Equity Incentive Plan will be administered by the Compensation Committee, who are disinterested board members (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that only employees may be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which must be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the final sales price of Company’s common stock as reported on Nasdaq on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Option Repricing. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Incentive Plan upon the participant’s death.

Limitation on Awards Under The Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the Equity Incentive Plan is 518,420 shares, of which up to 370,300 shares of common stock may be delivered pursuant to the exercise of stock options and 148,120 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be covered by stock options that are intended to be “qualified performance-based compensation” under a grant to any one participant in any one calendar year is 92,575 shares, to the extent that such limitation is required by Section 162(m) of the Internal Revenue Code.

In the event of a corporate transaction involving the common stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

In addition, to the extent any shares of Company common stock covered by an award under the Equity Incentive Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or two other most highly compensated officers. However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; book value per share; tangible book value per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expenses as a percentage of average assets; core deposits as a percentage of total deposits; net charge off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing.

The terms of any award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of performance measures may be measured over more than one period or fiscal year. In establishing performance measures, the Committee may provide for the exclusion of the effects of certain objective subsequent events that may impact performance (such as a reorganization, recapitalization, merger or stock purchase), provided that such exclusion is established before the performance measure formula is determined. Furthermore, the Committee has the discretion to adjust performance measures already established with respect to an award in the event of unanticipated circumstances. However, if the award is intended to be “qualified performance-based compensation,” the Committee can adjust performance measures if unanticipated circumstances arise only if, as a result, the payment associated with the award is reduced to the desired level based on the circumstances.

Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance measure must occur, in writing, no later than 90 days after the beginning of service period to which the performance measure relates, provided that on the date of grant the outcome is substantially uncertain as to the performance measure.

Vesting of Awards

If the right to become vested in an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service full vesting shall be determined by the Committee and evidenced in an award agreement, and may be subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or termination of service as a director (other than for cause) following a change in control. It is anticipated that all stock options, restricted stock and restricted stock unit awards will be granted subject to a vesting schedule of 20% per year over a five year period commencing one year from the date of grant. Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined. Unless otherwise set forth in an award agreement, all awards would vest upon death, disability, or involuntary termination of service following a change in control. Awards will not automatically vest upon retirement, unless such feature is set forth in the participant’s award agreement. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the Equity Incentive Plan, provided that such feature is provided in the participant’s award agreement.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a participant’s involuntary termination of employment or termination of service as a director (other than for cause) following a Change in Control of the Company or Hamilton Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a “Change in Control” means (i) the Company or Hamilton Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or Hamilton Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or Hamilton Bank immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Hamilton Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or Hamilton Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute the Company’s or Hamilton Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or Hamilton Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2⁄3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (iv) the Company or Hamilton Bank sells to a third party all or substantially all of its assets.

In the event of a Change in Control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, other than as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Incentive Plan at any time, retroactively or otherwise, to insure that the Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this Annual Meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the fair market value of the restricted stock award in taxable income in the year of the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executives named in the summary compensation table below (“covered employees”). Restricted stock awards and restricted stock units that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan. If the Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the total shares present and voting at the Annual Meeting.

In the event at the time of the Annual Meeting there are not sufficient votes to approve the Equity Incentive Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Unless otherwise instructed, validly executed proxies will be voted “FOR” approval of the Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHLDERS VOTE “FOR” THE APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Rowles & Company, LLC to be its independent registered public accounting firm for the 2014 fiscal year, subject to ratification by stockholders. A representative of Rowles & Company, LLC is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of Rowles & Company, LLC is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

Unless otherwise instructed, validly executed proxies will be voted “FOR” the ratification of the appointment of Rowles & Company, LLC.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ROWLES & COMPANY, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2013 and 2012 by Rowles & Company, LLP.

	2013	2012
Audit fees (1)	$46,000	$37,150
Tax fees (2)	$6,000	$5,750
All other fees (3)	$47,854	$—

(1)	Includes fees for the audit of the consolidated financial statements and review of Form 10-Q.
(2)	Includes preparation of income tax returns for the Company, and related advice.
(3)	Includes services rendered in connection with the conversion to a stock savings bank and related stock offering.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended March 31, 2013, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning the independent registered public accounting firm’s independence, and has discussed such independence with the independent registered public accounting firm. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not ensure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm, for the fiscal year ending March 31, 2014.

Audit Committee of the Board of Directors of

Hamilton Bancorp, Inc.

Carol L. Coughlin (Chairperson)

William W. Furr

Bobbi R. Macdonald

Executive Officers

The following table sets forth information regarding the executive officers of the Company and Hamilton Bank. Age information is as of March 31, 2013. The executive officers of the Company and Hamilton Bank are elected annually.

Name	Age	Position
Robert A. DeAlmeida	58	President and Chief Executive Officer
James F. Hershner	60	Executive Vice President
John P. Marzullo	42	Vice President, Chief Financial Officer and Treasurer

Below is the business experience for the past five years of our executive officer who is not also a director. Unless otherwise indicated, the executive officer has held the position described for the past five years.

John P. Marzullo. Mr. Marzullo has served as Vice President and Treasurer of Hamilton Bank since being hired in December 2010 and was promoted to Senior Vice President effective January 1, 2013. Mr. Marzullo also serves as Chief Financial Officer of the Company. Prior to joining Hamilton Bank, Mr. Marzullo worked at K Bank in Maryland, where he was Assistant Controller and Assistant Vice President. Mr. Marzullo has 15 years of experience in accounting, both as a certified public accountant and in the banking industry. Mr. Marzullo graduated with a bachelor’s degree in finance in 1994 and a bachelor’s degree in accounting in 1996, both from Towson University. He is a member of the Maryland Association of CPAs and the American Institute of CPAs.

Executive Compensation

Summary Compensation Table

The table below summarizes the total compensation paid to, or earned by, Mr. DeAlmeida, who serves as our President and Chief Executive Officer, Mr. Hershner, who serves as our Executive Vice President, and Mr. Marzullo, who serves as our Senior Vice President, Chief Financial Officer and Treasurer, for the year ended March 31, 2013. We refer to these individuals as “Named Executive Officers.”

Summary Compensation Table for the Year Ended March 31, 2013
Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)

Robert A. DeAlmeida President and Chief Executive Officer	2013 2012	229,143 210,191	— —	1,300 —	52,804 63,352	283,247 273,543

James F. Hershner Executive Vice President	2013 2012	169,888 164,143	— —	— —	46,884 58,031	216,772 222,174

John P. Marzullo Senior Vice President, Chief Financial Officer and Treasurer (3)	2013	93,565	10,000	—	11,352	114,917

(1)	Includes salary that was earned in accordance with the Bank’s paid time off policy applicable to all employees.
(2)	The amounts reflect what we have paid to, or reimbursed, the applicable Named Executive Officer for various benefits which we provide. A break-down of the various elements of compensation in this column for fiscal 2013 is set forth in the table immediately below.
(3)	Mr. Marzullo was not a Named Executive Officer for fiscal 2012.

All Other Compensation
Name	Perquisites (1) ($)	Safe Harbor Contribution to 401(k) Plan (2) ($)	Profit Sharing Contribution to 401(k) Plan (3) ($)	Life Insurance (4) ($)	Split Dollar Life Insurance (5) ($)	Board Fees (6) ($)	ESOP and Supplemental ESOP (7) ($)	Total ($)
Robert A. DeAlmeida	—	7,633	—	60	1,981	24,000	19,130	52,804
James F. Hershner	—	5,817	—	60	2,279	24,000	14,728	46,884
John P. Marzullo	—	3,107	—	60	396	—	7,789	11,352

(1)	For the year ended March 31, 2013, no Named Executive Officer received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000.
(2)	Represents the safe harbor employer contribution made to the Named Executive Officer’s 401(k) Plan account for the plan year ended December 31, 2012.
(3)	Represents the profit sharing contribution made by Hamilton Bank to the Named Executive Officer’s 401(k) Plan account for the plan year ended December 31, 2012.
(4)	Represents the annual cost incurred by Hamilton Bank for providing group life insurance coverage to the Named Executive Officer. Under the group life insurance coverage, each Named Executive Officer’s designated beneficiary is entitled to a death benefit of $50,000 in the event of the Named Executive Officer’s death while employed with Hamilton Bank.
(5)	Represents the Named Executive Officer’s imputed income related to split dollar life insurance that is provided by Hamilton Bank for the year ended December 31, 2012. Such split dollar life insurance coverage is provided in accordance with the Named Executive Officer’s Executive Split Dollar Agreement with Hamilton Bank as described below under “Benefit Plans-Executive Split Dollar Agreements.”
(6)	For the year ended March 31, 2013, Messrs. DeAlmeida and Hershner received monthly board fees of $2,000.
(7)	Represents the aggregate number of: (1) shares allocated to the Named Executive Officer’s ESOP account and (2) phantom shares allocated to the Named Executive Officer’s Supplemental ESOP account, the value of which was determined based on a $13.74 fair market value of Company common stock on March 28, 2013.

Employment and Change in Control Agreements

Employment Agreement with Mr. DeAlmeida. In connection with the conversion and stock offering, Hamilton Bank and the Company entered into separate employment agreements with Mr. DeAlmeida. The employment agreements have essentially identical provisions, except that the employment agreement with the Company (i) provides for daily, rather than annual, renewal of the term, (ii) obligates the Company to make payments not made by Hamilton Bank under its agreement with Mr. DeAlmeida (provided that no duplicate payments are made) and (iii) will not require an automatic cut-back of severance benefits payable on termination of employment in connection with a change in control in order to avoid an excess parachute payment under Section 280G of the Internal Revenue Code.

The employment agreement with the Company has a three-year term that will automatically renew daily so that the remaining term is always three years. The employment agreement with Hamilton Bank has an initial term of three years. At least 60 days prior to the anniversary date of the agreement, the disinterested members of the board of directors of Hamilton Bank must conduct a comprehensive performance evaluation and affirmatively approve any extension of the Hamilton Bank employment agreement for an additional year or determine not to extend the term of the Hamilton Bank employment agreement. If the board of directors determines not to extend the term, it must notify Mr. DeAlmeida at least 30 days, but not more than 60 days, prior to the anniversary date.

The employment agreements provide Mr. DeAlmeida with an annual base salary, which was $224,799 for the year ended March 31, 2013. The base salary may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, Mr. DeAlmeida is entitled to participate in any bonus programs and benefit plans that are made available to management employees, and will be reimbursed for all reasonable business expenses incurred.

In the event of Mr. DeAlmeida’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” he will receive a severance payment equal to the base salary that he would have earned had he remained employed with the Hamilton Bank and the Company from his date of termination until, and including, the last day of the remaining term of his employment agreements. Such payment will be payable in a lump sum within 30 days following Mr. DeAlmeida’s date of termination. In addition, Mr. DeAlmeida will be entitled to receive from Hamilton Bank or the Company continued life insurance and non-taxable medical and dental insurance coverage under the same cost-sharing arrangements that apply for active employees of Hamilton Bank and Hamilton Bancorp. Such coverage will cease upon the earlier of: (i) the completion of the remaining term of the employment agreements or (ii) the date on which Mr. DeAlmeida receives substantially similar benefits from another employer. For purposes of the employment agreements, “good reason” is defined as: (i) a material reduction in base salary or benefits (other than reduction by Hamilton Bank or the Company that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in Mr. DeAlmeida’s duties or responsibilities; (iii) a relocation of Mr. DeAlmeida’s principal place of employment by more than 25 miles from Hamilton Bank’s or the Company’s main office location; or (iv) a material breach of the employment agreements by Hamilton Bank or the Company.

If Mr. DeAlmeida’s involuntary termination of employment other than for cause, disability or death or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of the Company or Hamilton Bank, he would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the sum of his highest rate of base salary and annual bonus paid to, or earned by, him during the current calendar year of his date of termination or either of the three calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following Mr. DeAlmeida’s date of termination.

In addition, Mr. DeAlmeida would be entitled, at no expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is three years after his date of termination or (ii) the date on which he receives substantially similar benefits from another employer. Notwithstanding the foregoing, the payments required under the Hamilton Bank employment agreement but not under the Company employment agreement in connection with a change in control will be reduced to the extent necessary to avoid penalties under Code Section 280G.

Furthermore, should Mr. DeAlmeida become disabled, he will be entitled to disability benefits, if any, provided under a long-term disability plan sponsored by Hamilton Bank or the Company. In the event of Mr. DeAlmeida’s death while employed, his beneficiaries will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year thereafter.

Upon any termination of employment that would entitle Mr. DeAlmeida to a severance payment (other than a termination in connection with a change in control), Mr. DeAlmeida will be required to adhere to one-year non-competition and non-solicitation covenants.

Change in Control Agreements with Messrs. Hershner and Marzullo. In connection with the conversion and stock offering, Hamilton Bank entered into individual change in control agreements with Messrs. Hershner and Marzullo. Each agreement has an initial term of two years. At least 60 days prior to the anniversary date of the agreement, the disinterested members of the board of directors of Hamilton Bank must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreements for an additional year or determine not to extend the term of the agreements. If the board of directors determines not to extend the term, it must notify the executive at least 30 days, but not more than 60 days, prior to the anniversary date of the agreement.

Under each agreement, in the event of the executive’s involuntary termination of employment other than for cause, disability or death, or voluntary resignation for “good reason” occurs on or after the effective date of a change in control of the Company or Hamilton Bank, the executive would be entitled to a severance payment equal to two times the sum of his highest rate of base salary and annual bonus paid to, or earned by, him during the current calendar year of his date of termination or either of the two calendar years immediately preceding his date of termination. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive would be entitled to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage until the earlier of: (i) the date which is two years after his date of termination or (ii) the date on which the executive receives substantially similar benefits from another employer. Notwithstanding the foregoing, the payments required under each agreement will be reduced to the extent necessary to avoid penalties under Internal Revenue Code Section 280G. For purposes of the change in control agreements, “good reason” is defined as: (i) a material reduction in the executive’s base salary or benefits (other than reduction by Hamilton Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (ii) a material reduction in the executive’s duties or responsibilities; (iii) a relocation of the executive’s principal place of employment by more than 25 miles from Hamilton Bank’s main office location; or (iv) a material breach of the change in control agreement by Hamilton Bank.

Bonus Programs

Discretionary Bonus. The board of directors has the authority to award a discretionary bonus payment to Mr. DeAlmeida. While strict numerical formulas are not used to quantify Mr. DeAlmeida’s bonus payment, both company-wide and individually-based performance objectives are used to determine bonus payments. Company-wide performance objectives focus on growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives are determined based on Mr. DeAlmeida’s responsibilities and contributions to our successful operation. Both the company-wide and individually-based performance objectives are evaluated by the board of directors on an annual basis. The board of directors also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market area. For the fiscal year ended March 31, 2013, Mr. DeAlmeida was not paid a discretionary bonus payment.

In addition, during the fiscal year ended March 31, 2013, the Compensation Committee awarded Mr. Marzullo a discretionary bonus of $10,000 as a result of his work in connection with the completion of the conversion and stock offering.

Organizational Bonus Compensation Program. The Hamilton Bank Organizational Bonus Compensation Program was adopted in order to recognize and reward employees for performance and achievement of specific annual objectives. With the exception of Mr. DeAlmeida, all full-time employees with at least six consecutive months of employment during the fiscal year are eligible to participate in the program.

Performance objectives under the program are established at both an organizational and individual level. For the year ended March 31, 2013, organizational-level objectives focused on the following specific performance metrics related to finance, compliance and growth: (i) checking account growth of 27% or greater; (ii) net income of Hamilton Bank of $921,686 or greater; (iii) loan growth of 2.2% or greater; (iv) commercial loan growth of 23% or greater; and (v) no repeat audit exceptions. Individual-level performance objectives are determined based on the eligible employee’s personal goals related to his or her major projects and initiatives. Each performance objective is assigned a fixed number of points. The maximum number of points assigned to organizational-level objectives and individual-level objectives is 50 points and 50 points, respectively. Eligible employees could earn a bonus under the program based on the number of points achieved during the fiscal year. The dollar value of each point is determined annually based on the financial performance of Hamilton Bank.

For the year ended March 31, 2013, the maximum point value for Executive Vice Presidents and Vice Presidents was 10%-15% of base salary if the employee’s performance rating exceeded standards or 2%-9% of base salary if the employee’s performance rating just fully achieved standards. Similarly, the maximum point value for Assistant Vice Presidents, Branch Managers and other Exempt Staff was 7.5% of base salary if the employee’s performance rating exceeded standards or 5.5% of base salary if the employee’s performance just fully achieved standards. For all other eligible employees, one point earned equaled $20.00. Each employee was eligible to receive an additional $1,000 bonus if Hamilton Bank satisfied each of its organizational goals. However, no employee would be eligible to receive a bonus under the program if: (i) Hamilton Bank did not satisfy its net income goal described above or (ii) if the employee had a performance rating of less than “fully achieves standards.” All bonus payments earned under the program by eligible employees are payable in a lump sum on the first pay period in June following the completion of the annual performance period.

For the fiscal year ended March 31, 2013, no Named Executive Officer received a bonus payment under the Organizational Bonus Compensation Program.

Benefit Plans

Hamilton Bank Agreement for Deferred Compensation of Salaries. Hamilton Bank adopted the Agreement for Deferred Compensation of Salaries on January 1, 1984. Messrs. DeAlmeida and Hershner are participants in this plan. The plan allows for the executive to defer payment of a specified percentage or fixed amount of his base salary to be paid during the next calendar year. The executive’s deferred salary is held by Hamilton Bank through a grantor trust. Legg Mason Trust, fsb serves as trustee of the grantor trust and is directed by Hamilton Bank as to the investment of the assets held by the grantor trust. If the executive elects to defer payment of his salary, the executive is required to elect the time and manner in which his deferred salary will be paid. Specifically, the executive must elect that his deferred salary will (i) either be paid on either a specified date or upon his separation from service and (ii) be paid in the form of either a lump sum distribution or equal installments over a specified period of time.

Executive Split Dollar Agreements. On January 30, 2008, Hamilton Bank entered into Executive Split Dollar Agreements with Messrs. DeAlmeida and Hershner. Mr. Marzullo entered into an Executive Split Dollar Agreement with Hamilton Bank on January 2, 2012. Under the agreements, each executive’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Hamilton Bank in the event of the executive’s death while employed with Hamilton Bank. The death benefit payable to each executive’s designated beneficiary is $350,000.

401(k) Plan. Hamilton Bank maintains the 401(k) Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements. Each eligible employee can begin participating in the 401(k) Plan on the first day of the plan year quarter next following the date on which the employee attains age 18 and has completed one year of service.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2013, the salary deferral contribution limit is $17,500 provided, however, that a participant over age 50 may contribute an additional $5,500 to the 401(k) Plan. In addition to salary deferral contributions, the 401(k) Plan provides that Hamilton Bank will make a safe harbor employer contribution to each participant’s account equal to at least 3% of the participant’s compensation earned during the plan year (referred to as a “non-elective contribution”). A participant is always 100% vested in his or her salary deferral and non-elective contributions.

In addition, Hamilton Bank is permitted to make a discretionary profit sharing contribution to the 401(k) Plan that is allocated to each participant based on his or her group category. Each participant will be categorized into one of the following groups: (i) Group A will consist of the President and Chief Executive Officer; (ii) Group B will consist of the Executive Vice President; (iii) Group C will consist of Senior Officers; (iv) Group D will consist of Junior Officers; (v) Group E will consist of Managers; (vi) Group F will consist of Staff; (vii) Group G will consist of Terminated Highly Compensated Employees; and (viii) Group H will consist of Terminated Non-Highly Compensated Employees. Hamilton Bank may contribute a different percentage of the profit sharing contribution to each group, with the amount contributed to be allocated to each participant in the group proportionately based on his or her compensation compared to the total compensation paid to all participants in the group during the plan year. Each participant vests in his or her profit sharing contribution at a rate 20% per year such that the participant will become 100% vested upon the completion of five years of credited service. However a participant will immediately become 100% vested in any employer contributions upon the participant’s death, disability or attainment of age 65 (or the fifth anniversary of joining the 401(k) Plan, if later) while employed with Hamilton Bank.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement, age 59 1⁄2 (while employed with Hamilton Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of either a lump sum or installment payments of at least $1,000 over a specified period.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options available, including the Hamilton Bancorp Stock Fund, which allows participants to invest in the common stock of the Company.

ESOP. Effective January 1, 2012, Hamilton Bank adopted the ESOP, a tax-qualified retirement plan, for eligible employees. Eligible employees who have attained age 21 will begin participation in the ESOP on the later of the effective date of the ESOP or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period. Employees who have attained age 21 and have completed 1,000 hours of service during a continuous 12-month period as of October 10, 2012 (the effective date of the conversion) will be eligible to immediately participate in the ESOP.

The ESOP trustee purchased, on behalf of the ESOP, 296,240 shares of Company common stock issued in connection with the conversion and stock offering. The ESOP funded its stock purchase with a loan of $2,962,400 from the Company, which represented the aggregate purchase price of the common stock. The loan is repaid principally through Hamilton Bank’s contribution to the ESOP and dividends payable on unallocated common stock held by the ESOP over a 20-year term of the loan. The interest rate for the ESOP loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal. The interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account. Shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of compensation relative to all participants. Participants will vest in their benefit at a rate of 20% per year, such that the participants will be 100% vested upon completion of five years of credited service. Participants who were employed by Hamilton Bank immediately prior to the conversion will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon severance from employment. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Hamilton Bank will record a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of Company common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in the Company’s earnings.

Supplemental ESOP. Hamilton Bank adopted the Hamilton Bank Non-Qualified Supplemental Employee Stock Ownership Plan (the “Supplemental ESOP”), effective January 1, 2012. The

Supplemental ESOP is a non-tax qualified benefit restoration plan that provides additional cash benefits, equal to the participant’s account balance, at retirement or other termination of employment (or upon a change in control) to participants who are key employees selected by the compensation committee to participate in the plan and whose benefits under the tax-qualified ESOP described above are limited by tax limitation laws applicable to tax-qualified plans. Mr. DeAlmeida is the only participant in the Supplemental ESOP.

Each plan year, the Supplemental ESOP credits each participant who also participates in the tax-qualified ESOP with an annual amount equal to the sum of the difference (denominated in shares of phantom stock) between (i) the number of shares of common stock of the Company that would have been allocated to the participant’s account in the ESOP, but for the tax law limitations imposed by the Internal Revenue Code, plus earnings thereon, and (ii) the actual number of shares allocated to the participant’s account in the ESOP plus earnings thereon. Hamilton Bank, at its discretion, may establish a rabbi trust to hold assets attributable to the Supplemental ESOP to fund its benefit obligation or may account for the assets of the Supplemental ESOP solely as bookkeeping entries. One share of phantom stock will have a value equal to the fair market value of one share of Company common stock. Dividends deemed paid on shares of phantom stock held in the participant’s account will immediately be deemed to be reinvested in shares of phantom stock.

The participant’s accumulated benefit under the Supplemental ESOP will be payable in a lump sum payment within 30 days following the first to occur of: (i) the participant’s separation from service; (ii) the participant’s death; (iii) the participant’s disability; or (iv) a change in control of Hamilton Bank or the Company. The accumulated benefit will be paid to the participant in cash equal to the fair market value of the participant’s phantom shares, plus earnings thereon, as of the date of distribution.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended March 31, 2013. Director compensation paid to directors who are also Named Executive Officers is reflected above in “—Executive Compensation—Summary Compensation Table.”

Director Compensation
Name	Fees Earned or Paid in Cash (1) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)
Russell K. Frome	36,000	—	—	36,000
William E. Ballard	29,500	—	—	29,500
Carol L. Coughlin	31,500	—	—	31,500
James R. Farnum, Jr. (3)	—	—	—	—
William W. Furr	31,500	—	—	31,500
Bobbi R. Macdonald	30,000	—	—	30,000

(1)	See table below under “—Director Fees” for breakdown of fees earned for the fiscal year ended March 31, 2013.
(2)	No director received any perquisites or benefits that, in the aggregate, were equal to or greater than $10,000.
(3)	Mr. Farnum was appointed director on September 16, 2013.

Director Fees. All directors received fees per board and committee meetings attended for the fiscal year ended March 31, 2013. Each director was paid $2,000 per month, with the exception of Chairman Frome who was paid $3,000 per month. Each director was paid $500 for each compensation committee, audit and special committee meeting attended. The table below identifies the meetings, by type, for which each non-employee director received compensation from Hamilton Bank during the year ended March 31, 2013.

Name	Board Fee ($)	Committee Meetings ($)
Russell K. Frome	36,000	—
William E. Ballard	24,000	5,500
Carol L. Coughlin	24,000	7,500
James R. Farnum, Jr.	—	—
William W. Furr	24,000	7,500
Bobbi R. Macdonald	24,000	6,000

(1)	Mr. Farnum was appointed director on September 16, 2013.

Director Plans

Hamilton Bank Agreement for Deferred Compensation of Director Fees. Hamilton Bank adopted the Agreement for Deferred Compensation of Director Fees on January 1, 1984. Mr. Frome is the only participant in the plan. The plan allows for Mr. Frome to defer payment of a specified percentage or fixed amount of his director fees to be paid during the next calendar year. The deferred fees are held through a grantor trust established by Hamilton Bank and are credited with earnings based on certificate of deposit interest rates when credited. If Mr. Frome elects to defer payment of his fees, he is required to elect the time and manner in which his deferred fees will be paid. Specifically, he must elect that his deferred salary will (i) either be paid on either a specified date or upon his separation from service and (ii) be paid in the form of either a lump sum distribution or equal installments over a specified period of time.

Stock Ownership

Stock Ownership of Certain Beneficial Owners

The following table provides information as of October 11, 2013, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 3,703,000 shares of Company common stock issued and outstanding as of October 11, 2013.

Name and Address	Number of Shares Owned	Percent of Common Stock Owned

Sandler O’Neill Asset Management, LLC (1) Terry Maltese SOAM Holdings, LLC Malta Hedge Fund II, L.P. 150 East 52nd St, 30th Floor New York, New York 10022	365,000	9.86%

Stilwell Value Partners II (2) Stilwell Value Partners V Stilwell Value Partners VII Stilwell Activist Fund Stilwell Partners Stilwell Value LLC Joseph Stilwell 111 Broadway,12th Floor New York, New York 10006	352,400	9.52%

Hamilton Bank Employee Stock Ownership Plan Trust (3) First Bankers Trust Services, Inc. 2321 Kochs Lane, P.O. Box 4005 Quincy, Illinois 62305	296,240	8.00%

FJ Capital Management, LLC (4) 1313 Dolley Madison Blvd., Ste 306 McLean, VA 22101	186,603	5.04%

(1)	On a Schedule 13G filed on February 14, 2013, Sandler O’Neill Asset Management, LLC and Terry Maltese each reported shared voting and dispositive power with respect to 365,000 shares of the Company’s common stock, and SOAM Holdings, LLC and Malta Hedge Fund II, L.P. each reported shared voting and dispositive power with respect to 286,500 shares of the Company’s common stock.
(2)	On a Schedule 13D/A filed on February 11, 2013, Stilwell Value Partners II, Stilwell Value Partners V, Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Partners, Stilwell Value LLC, Joseph Stilwell each reported shared dispositive power and shared voting power with respect to 352,400, of the Company’s common stock.
(3)	Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary duties, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.
(4)	On a Schedule 13G filed on January 22, 2013, FJ Capital Management, LLC reported shared voting and dispositive power with respect to 186,603 shares of the Company’s common stock on behalf of its clients and principals.

Stock Ownership of Management

The following table provides information as of October 11, 2013 about the shares of Company common stock that may be considered to be beneficially owned by each director, named executive officer listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages are based on 3,703,000 shares of Company common stock issued and outstanding as of October 11, 2013.

Name	Number of Shares Owned		Percent of Common Stock Outstanding
Directors
Russell K. Frome	5,000		*
William E. Ballard	5,200		*
Carol L. Coughlin	9,021		*
Robert A. DeAlmeida	51,926	(1)	1.40%
James R. Farnum, Jr.	—		*
William W. Furr	10,000		*
James F. Hershner	52,487	(2)	1.42%
Bobbi R. Macdonald	2,250	(3)	*

Named Executive Officer Who Is Not Also A Director
John P. Marzullo	580	(4)	*

All directors and executive officers as a group (9 persons)	136,464		3.69%

*	Less than 1%.
(1)	Includes 12,501 shares held in the Hamilton Bancorp Stock Fund through the Bank’s 401(k) Plan, 17,500 shares held in a trust, 1,425 shares held through the ESOP, and 500 shares held by Mr. DeAlmeida’s daughter.
(2)	Includes 26,130 shares held in the Hamilton Bancorp Stock Fund through the Bank’s 401(k) Plan, 1,097 shares held through the ESOP, and 25,260 shares held in a trust.
(3)	Includes 250 shares held in a limited liability company.
(4)	Shares shown are held through the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Hamilton Bancorp common stock during the year ended March 31, 2013.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Hamilton Bank to our executive officers and directors in compliance with federal banking regulations. At March 31, 2013, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Hamilton Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at March 31, 2013, and were made in compliance with federal banking regulations.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to Hamilton Bancorp, Inc., 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286. Communications to the Board of Directors should be in the care of Robin L. Thiess, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Bobbi R. Macdonald, the Chair of the Corporate Governance Committee of the Board of Directors. It is in the discretion of the Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay AST Phoenix Advisors, a proxy solicitation firm, a fee of $5,500 to assist the Company in soliciting proxies.

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Robin L. Thiess
Corporate Secretary

Towson, Maryland

October 18, 2013

APPENDIX A

HAMILTON BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this Hamilton Bancorp, Inc. 2013 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Hamilton Bancorp, Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including Hamilton Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan is November 18, 2013, the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Award. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a specified number of shares of Stock multiplied by the number of Restricted Stock Units being settled.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be in cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.5 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between Hamilton Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Hamilton

Bancorp, Inc. 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Hamilton Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event the Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Units. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Unless the Committee determines otherwise, no dividends (or Dividend Equivalent Rights) shall be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.

Section 2.5 Performance-Based Compensation. The vesting of any Restricted Stock Award or Restricted Stock Unit under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following:

(i) basic earnings per share;

(ii) basic cash earnings per share;

(iii) diluted earnings per share;

(iv) core earnings per share;

(v) diluted cash earnings per share;

(vi) book value per share;

(vii) tangible book value per share;

(viii) net income or net income before taxes;

(ix) cash earnings;

(x) net interest income;

(xi) non-interest income;

(xii) general and administrative expense to average assets ratio;

(xiii) cash general and administrative expense to average assets ratio;

(xiv) efficiency ratio;

(xv) cash efficiency ratio;

(xvi) return on average assets;

(xvii) core return on average assets;

(xviii) cash return on average assets;

(xix) core return on equity;

(xx) return on average stockholders’ equity;

(xxi) cash return on average stockholders’ equity;

(xxii) return on average tangible stockholders’ equity;

(xxiii) cash return on average tangible stockholders’ equity;

(xxiv) core earnings;

(xxv) operating income;

(xxvi) operating efficiency ratio;

(xxvii) net interest margin;

(xxviii) net interest rate margin or net interest rate spread;

(xxix) growth in assets, loans, or deposits;

(xxx) loan production volume;

(xxxi) net charge offs;

(xxxii) non-performing loans;

(xxxiii) classified loans;

(xxxiv) cash flow;

(xxxv) capital preservation (core or risk-based);

(xxxvi) interest rate risk sensitivity;

(xxxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxviii) stock price (including, but not limited to, growth measures and total shareholder return);

(xxxix) operating expenses as a percentage of average assets;

(xl) core deposits as a percentage of total deposits;

(xli) net charge off percentage;

(xlii) average percentage past due;

(xliii) classified assets to total assets; or

(xliv) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary, and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that the partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) the change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, acquisition, consolidation spin-off, combination or exchange of shares or other similar corporate change. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting on the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, Retirement or following a Change in Control, the Participant’s Involuntary Termination of Employment or Termination of Service for a Director). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service because of Disability, death, or if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof), all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants or their beneficiaries under the Plan shall be equal to Five Hundred Eighteen Thousand Four Hundred Twenty (518,420) shares of Stock. Of this amount, Three Hundred Seventy Thousand, Three Hundred (370,300) shares of Stock are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and One Hundred Forty-Eight Thousand One Hundred Twenty (148,120) shares of Stock may be issued as Restricted Stock Awards or Restricted Stock Units. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock Awards or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock Awards and Restricted Stock Units shall be reduced by the number of shares of Stock with respect to which the Stock Options, Restricted Stock Awards or Restricted Stock Units granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

(c) Grants to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options intended to be performance-based compensation under Code Section 162(m) granted to any one Employee Participant pursuant to this Section 3.2 during any calendar year shall not exceed Ninety Two Thousand Five Hundred Seventy Five (92,575).

Section 3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization less the Exercise Price of the Stock Option being canceled.

Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all Restricted Stock Awards and Restricted Stock Units then held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. Members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6). to cancel or suspend Awards and, except with respect to Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; and/or (c) delegating to a committee of one or member members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to listing requirements imposed by any national securities exchange on which the

Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards are not transferable prior to the time that such Awards vest in the Participant. Restricted Stock Units are not transferable, except in the event of death, prior to the time that the Restricted Stock Units vest and are earned and the property in which the Restricted Stock Units are denominated are distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

Section 7.18 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock or Restricted Stock Unit or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any national securities exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities.

(n) “Dividend Equivalent Rights” means the right, associated with a share of Restricted Stock or a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

(r) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s) “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.

(t) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(vi) any other action or inaction that constitutes a material breach by the Bank of this Agreement.

(u) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v) [Reserved]

(w) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(x) “ISO” has the meaning ascribed to it in Section 2.1(a).

(y) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(z) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(aa) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

(bb) “Restricted Stock Unit”” has the meaning ascribed to them in Section 2.4.

(cc) “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).

(dd) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(ee) “SEC” means the United States Securities and Exchange Commission.

(ff) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg) “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh) “Stock” means the common stock of the Company, $0.01 par value per share.

(ii) “Stock Option” means an ISO or a Non-Qualified Option.

(jj) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(kk) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Standard Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

HAMILTON BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 18, 2013

2:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Hamilton Bancorp, Inc. (the “Company”), consisting of Robert A. DeAlmeida and James F. Hershner, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on November 18, 2013 at 2:00 p.m., local time, at the executive and administrative office of Hamilton Bank, located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Russell K. Frome and William W. Furr

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Rowles & Company, LLC as independent registered public accounting firm of Hamilton Bancorp, Inc. for the fiscal year ending March 31, 2014.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the listed proposals. If other business is presented at the Annual Meeting, including whether or not to postpone or adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Date:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Important Notice Regarding the Availability of Proxy Materials

The Company’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2013 Annual Report to Stockholders are each available on the internet at: http://www.cfpproxy.com/7673.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[HAMILTON BANCORP, INC. LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors of Hamilton Bancorp, Inc. (the “Company”), I am forwarding you the attached green Vote Authorization Form to convey your voting instructions to First Bankers Trust Services (the “ESOP Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Hamilton Bancorp, Inc. to be held on November 18, 2013. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Hamilton Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account. To direct the ESOP Trustee how to vote your shares of Company common stock, please complete and sign the attached green Vote Authorization Form and return it in the enclosed postage-paid envelope so that it is received (not post marked) no later than November 11, 2013. Vote Authorization Forms received after November 11, 2013 will not be counted. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Hamilton Bank.

The ESOP Trustee will vote the unallocated shares of Company common stock held in the ESOP Trust in a manner calculated to most accurately reflect the voting instructions received from ESOP participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended. If you do not direct the ESOP Trustee how to vote your shares of Company common stock, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Sincerely,

Robert A. DeAlmeida
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

HAMILTON BANCORP, INC. – ESOP

ANNUAL MEETING OF STOCKHOLDERS

November 18, 2013

2:00 p.m., Local Time

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Hamilton Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 18, 2013, at 2:00 p.m., local time, at the executive and administrative office of Hamilton Bank, located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286, and at any and all adjournments or postponements thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Russell K. Frome and William W. Furr

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Rowles & Company, LLC as independent registered public accounting firm of Hamilton Bancorp, Inc. for the fiscal year ending March 31, 2014.

FOR	AGAINST	ABSTAIN
☐	☐	☐

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Hamilton Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

If you do not return this form in a timely manner, shares representing your interest in such plan will be voted in a manner calculated to most accurately reflect the instructions the Trustee has received from participants regarding voting shares of allocated Company stock, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[HAMILTON BANCORP, INC. LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Hamilton Bancorp, Inc. (the “Company”), I am forwarding you the attached blue Vote Authorization Form to convey your voting instructions to First Bankers Trust Services (the “Employer Stock Fund Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Hamilton Bancorp, Inc. to be held on November 18, 2013. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a holder of Company common stock in the Hamilton Bancorp Stock Fund (the “Employer Stock Fund”) through the Hamilton Bank 401(k) Profit Sharing Plan, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of October 11, 2013, the record date for stockholders entitled to vote at the Annual Meeting. To direct the Employer Stock Fund Trustee how to vote your shares held in the Employer Stock Fund, please complete and sign the attached blue Vote Authorization Form and return it in the enclosed postage-paid envelope so that it is received (not post marked) no later than November 11, 2013. Vote Authorization Forms received after November 18, 2013 will not be counted. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Hamilton Bank.

Shares of Company common stock held in the Employer Stock Fund for which no directions are given or for which timely instructions were not received will be voted by the Trustee as directed in the sole discretion of the Plan Administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

Sincerely,

Robert A. DeAlmeida
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

HAMILTON BANCORP, INC. – 401(K) PLAN

ANNUAL MEETING OF STOCKHOLDERS

November 18, 2013

2:00 p.m., Local Time

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Hamilton Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 18, 2013 at 2:00 p.m., local time, at the executive and administrative office of Hamilton Bank, located at 501 Fairmount Avenue, Suite 200, Towson, Maryland 21286, and at any and all adjournments or postponements thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Russell K. Frome and William W. Furr

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Hamilton Bancorp, Inc. 2013 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Rowles & Company, LLC as independent registered public accounting firm of Hamilton Bancorp, Inc. for the fiscal year ending March 31, 2014.

FOR	AGAINST	ABSTAIN
☐	☐	☐

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

If you do not return this form in a timely manner, shares representing your interest in such plan will be voted by the Trustee as directed in the sole discretion of the Plan Administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.